Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2022
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Inc.	Delaware
The Dow Chemical Company	Delaware
American Mortell Corporation	Texas
Mortell Company	Delaware
Battleground Water Company	Texas
Chemars III LLC	Delaware
DCOMCO, Inc.	Delaware
Dow Chemical (China) Investment Company Limited	China
Dow Chemical (Guangzhou) Company Limited	China
Dow Chemical (Shanghai) Company Limited	China
Dow Chemical (Sichuan) Co., Ltd.	China
Dow Chemical (Zhangjiagang) Company Limited	China
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Delaware Corp.	Delaware
Hampshire Chemical Corp.	Delaware
Dow Chemical International Ltd.	Delaware
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Thailand Ltd.	Thailand
MTP HPPO Manufacturing Company Limited	Thailand
Dow International Holdings Company	Delaware
Petroquimica-Dow S.A. (Petrodow)	Chile
Univation Technologies, LLC	Delaware
Univation Technologies (Hong Kong) Limited	Hong Kong
Univation (Zhangjiagang) Chemical Company Limited	China
Univation Technologies International, LLC	Delaware
Dow Chemical Kuwait B.V.	Netherlands
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical (Australia) Pty Ltd	Australia
Dow Chemical (Myanmar) Limited	Myanmar
Dow Chemical (NZ) Limited	New Zealand
Dow Chemical Bangladesh Private Limited	Bangladesh
Dow Chemical International Private Limited	India
Dow Chemical Korea Limited	Korea
PT Dow Indonesia	Indonesia
Terneuzen Investments Holding B.V.	Netherlands
Dow Chemical Taiwan Limited	Taiwan
Rohm and Haas Taiwan, Inc.	Taiwan
Dow Deutschland Inc.	Delaware
Dow Chemical Inter-American Limited	Delaware
Dow Quimica de Colombia S.A.	Colombia
Dow Engineering Company	Delaware
Dow Engineering, Inc.	Michigan
Dow Financial Services Inc.	Delaware
Dow Global Financial Management, Inc.	Delaware
Dow Global Technologies LLC	Delaware
Dow Technology Investments LLC	Delaware
Dow Hydrocarbons and Resources LLC	Delaware
Cayuse Pipeline, Inc.	Texas
Dow Intrastate Gas Company	Louisiana
Dow Pipeline Company	Texas
Fort Saskatchewan Ethylene Storage Corporation (1)	Canada
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
K/D/S Promix, LLC (1)	Texas
Dow International Holdings Company	Delaware
Dow Global Holdings, Inc.	Delaware
Dow Global Holdings Netherlands B.V.	Netherlands
3308597 Nova Scotia Company	Canada
Dow Switzerland Holding S.A.	Switzerland
DC Fin. (Singapore) Pte. Ltd.	Singapore
Dow (Shanghai) Holding Co., Ltd.	China
Dow Europe Holding B.V.	Netherlands
BASF DOW HPPO B.V. (1)	Netherlands
BASF DOW HPPO Technology B.V. (1)	Netherlands
Dow Austria Gesellschaft m.b.H.	Austria
Dow Belgium B.V.	Belgium
Dow Benelux B.V.	Netherlands
Dow Chemical Pakistan (Private) Limited	Pakistan

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2022
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Performance Materials (Thailand) Limited	Thailand
Performance Materials Czech Republic s.r.o.	Czech Republic
Performance Materials Italy srl	Italy
Polyol Belgium B.V.	Belgium
Valuepark Terneuzen Beheer B.V. (1)	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Dow Chemical Company Limited	United Kingdom
Dow Chemical Services UK Limited	United Kingdom
Dow Services Trustees UK Limited	United Kingdom
Hyperlast Limited	United Kingdom
Dow Chemical East Africa Limited	Kenya
Dow Chemical Iberica S.L.	Spain
Terminal de Atraque de Productos Petroquimicos, A.I.E. (1)	Spain
Transformadora de Etileno A.I.E. (1)	Spain
Dow Chemical Korea Limited	Korea
Dow Chemical OOO	Russia
Dow Chemical Romania S.R.L.	Romania
Dow Chemical Silicones Korea Ltd.	Korea
Dow Danmark A/S	Denmark
Dow Europe GmbH	Switzerland
Dow Chemical IMEA GmbH	Switzerland
Dow Egypt Services Limited	Egypt
Dow International Finance S.a.r.l.	Luxembourg
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Netherlands Tulip Holding B.V.	Netherlands
Dow Hellas Single-Member AVEE	Greece
Dow Hungary Kft.	Hungary
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow InterBranch B.V.	Netherlands
Dow Chemical East Africa Limited	Kenya
Dow Chemical Pakistan (Private) Limited	Pakistan
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow Material Sciences Ltd.	Israel
Dow Materials Science Saudi Arabia Limited	Saudi Arabia
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Morocco SARL	Morocco
Dow Norge A/S	Norway
Dow Quimica de Colombia S.A.	Colombia
Dow Silicones Belgium SRL	Belgium
PT Rohm and Haas Indonesia	Indonesia
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Dow Italia s.r.l.	Italy
Dow Italia Divisione Commerciale s.r.l.	Italy
Rohm and Haas Italia S.r.l.	Italy
Limited Liability Company "Dow Ukraine"	Ukraine
Dow Material Sciences Ltd.	Israel
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Egypt Services Limited	Egypt
Dow Morocco SARL	Morocco
Dow Olefinverbund GmbH	Germany
Dow Deutschland Anlagengesellschaft mbH	Germany
InduServ ST GmbH & Co. KG	Germany
Dow Deutschland Verwaltungs Vertriebs GmbH	Germany
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow MF Verwaltungs GmbH	Germany
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Pipeline Gesellschaft mbH & Co. KG	Germany
Dow Pipeline Verwaltungsgesellschaft mbH	Germany
Dow Silicones Deutschland GmbH	Germany
InduServ SB Anlagenverwaltung GmbH	Germany
InduServ SB GmbH & Co. KG	Germany
InduServ ST Anlagenverwaltung GmbH	Germany
Industrienetzgesellschaft Schkopau mbH	Germany
Dow Performance Materials (Australia) Pty Ltd	Australia

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2022
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Polska Sp.z.o.o.	Poland
Dow Portugal - Produtos Quimicos, Sociedade Unipessoal, Lda	Portugal
Dow Saudi Arabia Holding B.V.	Netherlands
Dow Saudi Arabia Investment B.V.	Netherlands
Dow Materials Science Saudi Arabia Limited	Saudi Arabia
Dow Silicones Belgium SRL	Belgium
Dow Silicones UK Limited	United Kingdom
Dow Southern Africa (Pty) Ltd	South Africa
Dow Starfish Holding B.V.	Netherlands
Dow Olefinverbund GmbH	Germany
Dow Suomi OY	Finland
Dow Sverige AB	Sweden
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
DowAksa Advanced Composites Holdings B.V. (1)	Netherlands
EQUATE Marketing Company E.C. (1)	Bahrain
Finndisp Ltd.	Russia
HPPO Holding & Finance C.V. (1)	Netherlands
MTP HPJV C.V.	Netherlands
MTP HPJV Management B.V.	Netherlands
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
Performance Materials (Thailand) Limited	Thailand
Performance Materials Rus LLC	Russia
Polyol Belgium B.V.	Belgium
Rohm and Haas Denmark Holding Company ApS	Denmark
Rohm and Haas Espana, S.L.	Spain
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Dow France S.A.S.	France
Rohm and Haas Nederland B.V.	Netherlands
RUS Polyurethanes Holding B.V.	Netherlands
Dow Izolan OOO	Russia
Dow Silicones (Shanghai) Co., Ltd.	China
Dow Silicones Holding Japan G.K.	Japan
Dow Toray Co., Ltd.	Japan
Site Services Japan, Co., Ltd.	Japan
Dow Silicones Pte. Ltd.	Singapore
Dow Siloxane (Zhangjiagang) Holding Co. Private Ltd.	Singapore
Dow Siloxanes (Zhangjiagang) Co., Ltd.	China
Rohm and Haas Company	Delaware
Dow Chemical Japan Limited	Japan
Dow-Mitsui Polychemicals Company, Ltd (1)	Japan
Japan Acrylic Chemical Co., Ltd.	Japan
Dow Chemical Philippines, Inc.	Philippines
ROH Holdings 1, LLC	Delaware
Rohm and Haas Equity Corporation	Delaware
Dow Global Holdings, Inc.	Delaware
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas Chemicals LLC	Delaware
Morton International, LLC	Indiana
Rohm and Haas China, Inc.	Delaware
Beijing Eastern Rohm and Haas Company Limited	China
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Shanghai Eastern Rohm and Haas Co., Ltd.	China
Rohm and Haas Denmark Finance A/S	Denmark
Dow Chemical International Private Limited	India
PT Rohm and Haas Indonesia	Indonesia
RH DK Vietnam Holdings ApS	Denmark
Rohm and Haas Vietnam Co., Ltd.	Vietnam
Rohm and Haas (Foshan) Specialty Materials Co., Ltd.	China
Rohm and Haas Chemicals Singapore Pte. Ltd.	Singapore
Rohm and Haas Malaysia Sdn Bhd	Malaysia
Rohm and Haas Texas Incorporated	Texas
Battleground Water Company	Texas
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Quimica Ltda.	Brazil
Dow International Technology Corporation	Delaware
Dow Netherlands Tulip Holding B.V.	Netherlands
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2022
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Brasil Sudeste Industrial Ltda.	Brazil
Dow Chemical Canada ULC	Canada
3308597 Nova Scotia Company	Canada
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Gemini Logistica e Industria Ltda	Brazil
Rohm and Haas Quimica Ltda.	Brazil
Dow Canada Material Sciences ULC	Canada
Dow Quimica de Colombia S.A.	Colombia
Dow Investment Argentina S.R.L.	Argentina
PBBPolisur S.R.L.	Argentina
PBBPolisur S.R.L.	Argentina
Dow Investment Argentina S.R.L.	Argentina
Dow Quimica de Colombia S.A.	Colombia
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
Pétromont and Company, Limited Partnership (1)	Canada
Pétromont Inc. (1)	Canada
Siam Polyethylene Company Limited (1)	Thailand
Dow Chemical Pacific (Singapore) Private Limited	Singapore
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia
Dow Chemical (Myanmar) Limited	Myanmar
Dow Chemical Bangladesh Private Limited	Bangladesh
Dow Chemical International Private Limited	India
Dow Chemical Pacific Limited	Hong Kong
Dow Chemical Vietnam Limited Liability Company	Vietnam
PT Dow Indonesia	Indonesia
Sentrachem Limited	South Africa
Dow Olefinverbund GmbH	Germany
Dow Peru S.A.	Peru
Dow Quimica de Colombia S.A.	Colombia
Dow Quimica Mexicana S.A. de C.V.	Mexico
Dow Roofing Systems LLC	Delaware
Dow Silicones Corporation	Michigan
DC Alabama, Inc.	Delaware
DCC Litigation Facility, Inc.	Delaware
Devonshire Underwriters Ltd.	District of Columbia
Dow (Shanghai) Management Co., Ltd.	China
Dow (Zhangjiagang) Holding Co., Ltd.	China
Dow Chemical International Private Limited	India
Dow Global Holdings, Inc.	Delaware
Dow Netherlands Tulip Holding B.V.	Netherlands
Dow Silicones (Zhangjiagang) Co., Ltd.	China
Valley Asset Leasing, LLC	Delaware
Warbler I LLC	Delaware
DuPont Asia Pacific Limited	Delaware
Dow Chemical Pacific Limited	Hong Kong
Dow Performance Materials (Shanghai) Co., Ltd.	China
Performance Materials (Thailand) Limited	Thailand
Essex Chemical Corporation	New Jersey
General Latex and Chemical Corporation	Massachusetts
GWN Holding, LLC	Delaware
Dow Saudi Arabia Product Marketing B.V.	Netherlands
Sentrachem Limited	South Africa
Cisvaal (Proprietary) Limited	South Africa
H Hotel Holding LLC	Delaware
MVCC Limited Partnership	Delaware
Liana Limited	Delaware
Diamond Reinsurance Company Inc.	Vermont
Dorinco Reinsurance Company	Michigan
Dorintal Reinsurance Limited	Vermont
MVCC Limited Partnership	Delaware
POLY-CARB, Inc.	Ohio
RBC Brazoria West Holding Company, LLC	Ohio
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Siam Polystyrene Company Limited (1)	Thailand
Siam Styrene Monomer Company Limited (1)	Thailand

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2022
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Siam Synthetic Latex Company Limited (1)	Thailand
Terra Two Taiwan Limited	Taiwan
Union Carbide Corporation	New York
Calidria Corporation	Delaware
Carbide Chemical (Thailand) Limited	Thailand
Dow International Holdings Company	Delaware
Dow Quimica Mexicana S.A. de C.V.	Mexico
Dow Technology Investments LLC	Delaware
Peñuelas Technology Park LLC	Delaware
Seadrift Pipeline Corporation	Delaware
South Charleston Sewage Treatment Company	West Virginia
UCAR Louisiana Pipeline Company	Delaware
UCAR Pipeline Incorporated	Delaware
Dow Peru S.A.	Peru
UCAR Emulsion Systems FZE	United Arab Emirates
Umetco Minerals Corporation	Delaware
Predate Properties (Pty) Ltd.	South Africa
Union Carbide Asia Pacific, Inc.	Delaware
Union Carbide Philippines (Far East), Inc.	Philippines
Union Carbide South Africa (Proprietary) Limited	South Africa
Westbridge Insurance Ltd.	Vermont

*    Location of incorporation or organization. Primary location of organization is reported for partnerships.

1.These companies are 50 percent owned, nonconsolidated affiliates of Dow Inc. and are accounted for using the equity method. Separate financial statements of these companies are not included in this Annual Report on Form 10-K. These companies are not controlled, directly or indirectly, by Dow Inc. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.